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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): January 28, 2004


                          Morgan Stanley Capital I Inc.
                    Morgan Stanley Mortgage Loan Trust 2004-1
                   Mortgage-Backed Certificates, Series 2004-1


                          MORGAN STANLEY CAPITAL I INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      333-104283               13-3291626
----------------------------         ---------------         ----------------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)



1585 Broadway, 2nd Floor
  New York, New York                                             10036
----------------------                                         ----------
  (Address of Principal                                        (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 296-7000
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Item 5.       Other Events.
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Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2004-1, MORGAN STANLEY & CO. INC., as the Underwriter of the Underwritten Certificates, has prepared certain materials for distribution to its potential investors. Although the Company provided Morgan Stanley & Co. Inc. with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.1 hereto.


___________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of Morgan Stanley Capital I Inc., relating to its Morgan Stanley Mortgage Loan Trust 2004-1, Mortgage Pass-Through Certificates, Series 2004-1.



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Item 7.       Financial Statements, Pro Forma Financial
              -----------------------------------------
              Information and Exhibits.
              -------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

   99.1    Computational Materials




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                                    Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MORGAN STANLEY CAPITAL I INC.




                                             By: /s/ Sanjeev Khanna
                                                 ---------------------
                                             Name:  Sanjeev Khanna
                                             Title:  Executive Director


Dated:  January 30, 2004




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


                                  Exhibit Index



Exhibit                                                                     Page
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99.1   Computational Materials.                                                6





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